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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-78753) pertaining to the 1991 Stock Option Plan and the 1998 Nonstatutory Stock Option Plan of Micro Linear Corporation of our report dated January 20, 2000 appearing on page 25 in this Form 10-K.

/s/PRICEWATERHOUSECOOPERS LLP

San Jose, California
March 30, 2001